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                              THE COMMERCE FUNDS
                Institutional and Service Shares Prospectuses

             Supplement dated March 26, 1999 to Prospectuses dated March 1, 1999

             On page four of each Prospectus under "Average Annual Total Return as of 12/31/98" the 1 year total return for the Russell 1000 Value Index is revised to reflect a positive return of 15.63%.